

SilverBow Resources Corporate Presentation

November 2020

SilverBow
RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated," "projected," "potential," "anticipated," "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions and the resulting severe disruption in the oil and gas industry and negative impact on demand for oil and gas, which is negatively impacting our business; the current significant surplus in the supply of crude oil and actions by the members of the Organization of the Petroleum Exporting Countries ("OPEC") and Russia (together with OPEC and other allied producing countries, "OPEC+") with respect to oil production levels and announcements of potential changes in such levels, including the ability of the OPEC+ countries to agree on and comply with supply limitations; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruptions; shut-in or curtailment of production due to decreases in available storage capacity or other factors; oil, natural gas and NGL price levels and volatility, our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts; timing, cost and amount of future production of oil and natural gas; expectations regarding future free cash flow; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed thereafter. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. This presentation references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC.

These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10 as of 12/31/19. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see the Appendix to this presentation for a reconciliation of PV-10 to Standardized Measure.

SilverBow RESOURCES®

SilverBow Investment Highlights

SBOW LISTED NYSE

Pure Play Eagle Ford E&P	Established operator with deep technical experience and in-basin knowledge
Balanced Commodity Mix	Inventory provides optionality in capital allocation based on prevailing commodity prices
Exposure to Premium Markets	Competitive advantage from exposure to favorable Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Returns Driven	Maximize return on capital investments through repeat execution and financial discipline

Long-term strategy remains intact with multiple playbooks for the future

Company Overview

SilverBow RESOURCES®

Strategic Aim Targeted Results

SilverBow is an independent oil and gas company with operations across ~160,000 net acres spanning all commodity phase windows of the Eagle Ford Shale in South Texas


Legend
SilverBow Acreage

Corporate Profile

- **DISCIPLINE** Ability to allocate capital across a diversified commodity base
- **EXECUTION** Track record of solid well results and free cash flow generation
- **PRICING** Infrastructure proximity to favorable Gulf Coast markets
- **EFFICIENCY** Focus on reducing costs to maximize margins and returns
- **FLEXIBILITY** Balance sheet provides financial and operational flexibility
- **LEADERSHIP** Proven management team with substantial experience in the play

Continued emphasis on low cost structure and free cash flow generation

ESG: At the Core of Our Business

SBOW LISTED NYSE

Environmental

SilverBow is committed to reducing environmental impact through sustainable operations

- Maintains a routine zero flare goal
- Owns no disposal wells or waterflood areas
- Utilizes green flowbacks to limit gas flaring
- Compliance with all federal and state guidelines

Social

SilverBow incentivizes workforce through cultural values, transparency and rewarding performance

- Quarterly awards & incentives for 'MVP' employees
- Committed to the community, including employee volunteer days, feeding the hungry, serving the military and supporting education
- Employees empowered in decision making

Governance

SilverBow aligns executive compensation with the creation of shareholder value

- 6 out of 7 Directors are Independent, incl. Chairman
- Annual Say-On-Pay Vote and Independent Compensation Consultant
- Annual compliance commitment by all Directors, Officers and employees

Safety

SilverBow endeavors to maintain a safe and incident free workplace

- 950+ days since last incident Company-wide
- Safety is a top priority; Rolling Avg. TRIR(1) of 0.00
- COVID-19 safety protocols focus on keeping employees and contractors safe and aware

SBOWay — ONE TEAM · UNLEASH POTENTIAL · DRIVE VALUE · LEAD THE WAY · SAFETY STRONG

We Care About Our Community

SilverBow RESOURCES Cares

SilverBow takes pride in serving the community around us and is committed to being an impactful corporate citizen



(1) Total Recordable Incident Rate (TRIR) is total number of recordable incidents x 200,000 divided by total man hours worked

3Q20: Remaining on Track

SBOW
LISTED
NYSE

3Q20 HIGHLIGHTS

$9MM of Free Cash Flow(1)	*3rd consecutive quarter of FCF generation; $48 million of FCF 2020 YTD*
Balance Sheet	*Reduced total debt by $17MM QoQ; $37MM of total debt reduction vs. 1Q20*
Production Optimization	*183 MMcfe/d at high end of guidance 29% growth QoQ; successful shut-in program*
Cost Management	*5 DUCs: $8MM savings below planned D&C; further procurement initiatives*
Expense Savings	*~$2.5MM of annualized G&A savings from corporate cost initiatives*
Capital Activity	*Brought online 3-well SMR pad & 5 DUCs; began gas development in Webb County*

Focused execution and financial resilience in a challenging environment

(1) Refer to Appendix for calculation of Free Cash Flow

2020: SilverBow's Strategy in Play

SBOW LISTED NYSE

	Key Objectives		Key Actions Taken
Free Cash Flow Generation	Investment flexibility across balanced mix	Aligning production with favorable pricing	▪ Reduced FY20 Capex by ~60% to $95-$100 million; ~$160 million decrease from FY19 ▪ Deferred completion and TIL of 8 DUCs from 1Q20 to 3Q20; Gas development starts 4Q20 ▪ FCF(1) target of ~$50 million for FY20
Corporate Efficiency	Cost reduction & expense management	Improving well performance & cycle times	▪ Annualized savings through procurement initiatives and manpower efficiencies ▪ Early mover on securing services for 2H20 ▪ Relentless focus on improving well results from existing acreage
Portfolio Optimization	Opportunistic A&D extends high return inventory	Diversified mix of oil and gas locations	▪ Optionality to RTP volumes while adding 4Q gas development funded by FCF(1) ▪ Bolt-on acquisition expands net acreage footprint in Eagle Ford dry gas window ▪ Non-core Wyoming sale brings in added cashflow
Balance Sheet Strength	Absolute debt reduction	Active risk management program	▪ Committed to debt paydown with threshold returns needed for drill-bit reinvestment ▪ Monetized excess oil hedges for ~$38 million of cash proceeds in late March ▪ 2021 gas hedges weighted towards collars to preserve gas price upside

(1) Free Cash Flow defined as Adjusted EBITDA plus hedge monetization less cash interest expense, capital expenditures and cash taxes

Operational Evolution Through a Volatile Environment

Since inception, SBOW has maintained a successful, consistent track record of both strategic A&D and organic growth within the Eagle Ford

2016

Lake Washington

Strategic sale of East Louisiana field to focus on Eagle Ford

2017

Gas Acreage Expansion

Acquired assets across basin, growing Eagle Ford position by adding 35,000+ net acres

Olmos

Sale of South Texas assets for $35MM

2018

Liquids Acq.

Acquired oil assets close to existing SBOW liquids position

2019

DVO

Acquired oil acreage in Dimmit County, initiated focus into liquids-rich window

La Mesa

Farm-in opportunity, lease to sales in only 190 days, 123 Bcf reserves in place

2020

Balanced Mix

Increased liquids mix, expanded acreage footprint in dry gas window

Liquidity Mgmt.

Monetized $38MM of excess oil hedges; activity deferrals to optimize returns

SBOW maintains focus on strong execution, safe operations

2020 Operating Plan Supported by Returns

SBOW
LISTED
NYSE

Commentary

- Maximize FCF generation in current environment (e.g., capex reductions, activity deferrals and hedge unwinds)
- Strategically shift production volumes to higher priced periods, with downside hedge protection
- Pivot investment to low-risk, high return gas wells, enabled by asset flexibility and operational agility
- Incremental investment decisions based on unhedged returns and full-cycle economics

Operating & Financial Goals

Protect *balance sheet and lock in project returns*

Increase *cash position through multiple levers available*

Optimize *production timing to align with favorable prices*

Capex

Reinvestment of 70% of cash flow



Oro Grande 1%
Other 2%
La Mesa 17%
Fasken 11%
$95-$100 MM
Artesia 16%
AWP 53%

Production

Opportunistic production management



(MMcfe/d)
200
150
100
50
0
170-183
181-184
Gas
Oil
NGL
4Q20E
FY20E

Free Cash Flow(1)

Prioritization of debt paydown



($MM)
$60
$45
$30
$15
$0
FCF Yield(2) > 90%
~$50
$9
3Q20A
FY20E

Capital allocation framework focused on delivering free cash flow

(1) Refer to Appendix for calculation of Free Cash Flow
(2) FCF Yield = 2020E FCF / Market Cap as of 10/16/20

Balanced Portfolio Provides Optionality

Commentary

- 2019/1Q20 liquids development broadened exposure to PDP production base
- Expansion of offsetting acreage in gas window further enhances development optionality
- Majority of 2021 oil revenue protected with hedges limiting downside exposure; Half of 2021 gas revenue protected with hedges preserving upside potential

Near-term focus on gas development with future optionality based on prevailing prices

Diversified Asset Base


40,000 net liquids acres
~25% of total acreage
120,000 net gas acres
~75% of total acreage
Dimmit
La Salle
McMullen
Live Oak
Webb
Duval
Legend
SBOW
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
Miles

Commodity Pricing(2)


($/Bbl)
($/MMBtu)
$70
$60
$50
$40
$30
$20
$10
$0
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Oil (9/30)
Oil (2/17)
Gas (9/30)
Gas (2/17)

Revenue Split by Commodity


($MM)
$100
$80
$60
$40
$20
$0
100%
80%
60%
40%
20%
0%
1Q
2Q
3Q
4Q
2018
2019
2020
Liquids Revenue
Gas Revenue
% Revenue From Gas

U.S. gas supply expected to be short heading into 2021 and natural gas strip is undervalued

(1) NYMEX strip pricing as of 9/30/20

SilverBow Primed to Fill the Natural Gas Void

Filling the Gap

- Despite both a modest rebound in completions in 3Q20 and the return of most shut-in production, the U.S. gas market looks undersupplied heading into 2021
  - Incremental drilling in major gas plays only expected to satisfy 43 Bcf/d of 2021 U.S. demand, or just 42%
- The Western Eagle Ford will play a big role in filling the 5.5 Bcf/d gap between supply and potential demand

SBOW's ease of market access and full cycle economics support gas development

U.S. Gas Production & Market Potential


(Bcf/d)
120
100
80
60
40
20
0
Historical
Forecast
Other PDP
Associated Gas
Marcellus
Utica
Haynesville
Net Imports
Eagle Ford
Market Potential
Jan-17
Jan-18
Jan-19
Jan-20
Jan-21
Jan-22

Western Eagle Ford Stands Out

Characteristic	Western Eagle Ford	Haynesville	Appalachia
Competitive Lifting Cost	✓	✓	✓
Low Breakeven Cost	✓	✓	✓
Low Basis Differential / T&P	✓		
Proximity to Key Downstream Markets	✓	✓	
Consolidation Potential	✓	✓	
Constructive Regulatory Environment	✓	✓	

SBOW presents a compelling investment on the back of strong winter pricing

Source: RSEG/Enverus Research, October 2020

Top-Tier Dry Gas Assets

U.S. Onshore Gas Plays – 15% Full-Cycle IRR Gas Breakeven Prices(1)


($/Mcf)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
SBOW's Webb County Dry Gas is among the highest quality across all U.S. gas basins
$2.10 Marcellus Shale - North East PA - Dry
$2.35 Marcellus Shale - NE Upper Marcellus
$2.42 Marcellus Shale - Southwest PA - Dry
$2.60 Haynesville - N LA Core - Long Laterals
$2.70 SBOW - Webb County Dry Gas(2)
$2.78 Utica Shale - Dry Gas Ohio
$2.86 Marcellus Shale - WV Dry
$2.90 Haynesville - N LA Core - Standard Laterals
$3.09 Marcellus Shale - Central PA
$3.25 Marcellus Shale - Southwest PA - Wet
$3.37 Utica Shale - Wet Gas
$3.40 Cotton Valley - Horizontal
$3.49 Fayetteville
$3.54 Terryville
$3.60 Marcellus Shale - WV Rich
$3.61 Marcellus Shale - Southwest PA - Super Rich
$3.64 Barnett Core
$4.08 Rockies - Piceance
$4.36 Arkoma Woodford
$5.13 SCOOP Woodford Condy

SBOW's returns are top quartile in an improving natural gas environment

Sources: J.P. Morgan equity research estimates; Bloomberg; internal estimates

(1) J.P. Morgan analysis based on 15% pre-tax well-head full-cycle returns criteria; IP and decline curves aggregated based on company and state reported production data. Assumes 10% service cost deflation (D&C capex); LOE held flat; G&A, T&P and interest expense included

(2) Internal analysis using consistent methodology to calculate breakeven gas price, includes interest expense for comparison purposes

Eagle Ford: Geographically Advantaged

SBOW LISTED NYSE

Regional Pricing Benefits

- 100% of oil and gas production receives favorable Gulf Coast pricing
- Access to premium markets provides enhanced net-backs and pricing realizations
- Geographically advantaged differentials enhance low cost basis vs. peers
- Significant regional infrastructure presents no takeaway capacity concerns
- Ideally located to meet growing demands via existing regional infrastructure

Sources of Demand Growth

- LNG exports have rebounded, reaching ~10 Bcf/d in October 2020
- Opportunity related to 69 GW of coal capacity and 16 GW of nuclear capacity projected retirements
- Post-COVID recovery of industrial, commercial and petrochemical demand

Petrochem. Complex | ***LNG Exports*** | ***Mexico Exports***

1H20 Texas Gulf Coast Oil Differentials



Cushing (WTI)
$41.13
Texas
Midland
Eagle Ford
MEH



Differential to WTI
$0
$2
$4
MEH
$2.45
Midland
$0.30

All crude oil production receives favorable Gulf Coast pricing with no takeaway constraints

1H20 Natural Gas Pricing & Differentials



Rockies
$1.53
($0.26)
$1.56
($0.22)
San Juan
Panhandle
$1.41
($0.37)
$0.75
($1.04)
Waha
HSC
$1.74
($0.05)
Transco
$1.73
($0.06)
Marcellus
$1.39
($0.40)
Henry Hub
$1.79
Legend
Price
Diff.

Gulf Coast markets yielding $0.01/Mcf to $0.99/Mcf higher netbacks vs. others

Source: Platt's Inside GMR vs. Henry Hub information, EIA 2019 Annual Energy Outlook and J.P. Morgan

SilverBow Realizes Favorable Pricing

SBOW
LISTED
NYSE

Realized Oil Prices



98% of WTI Average Over Last 8 Quarters
($/Bbl)
(% of WTI)
$72.00
$60.00
$48.00
$36.00
$24.00
$12.00
-
120%
100%
80%
60%
40%
20%
-
104%
104%
103%
101%
98%
98%
86%
92%
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
Realized Oil Price
Benchmark Avg
Realized Oil % of WTI

Realized Gas Prices



101% of HH Average Over Last 8 Quarters
($/Mcf)
(% of HH)
$4.50
$3.75
$3.00
$2.25
$1.50
$0.75
-
120%
100%
80%
60%
40%
20%
-
105%
102%
101%
104%
96%
98%
99%
100%
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
Realized Gas Price
Benchmark Avg
Realized Gas % of HH

SBOW consistently realizes prices close to NYMEX benchmarks

SilverBow Leads Pack in Top 50 Gas Wells

Top 50 Wells First 6 Mo Cum Gas Prod Production


(MMcf)
2,500
2,000
1,500
1,000
500
0
5
10
15
20
25
30
35
40
45
50
SilverBow
SilverBow – La Mesa Wells
Other Operators
Benchmarks
Top 50 Average
Top Quartile Average
2nd Quartile Average
3rd Quartile Average
4th Quartile Average

Top 50 Eagle Ford Gas Locations


Legend
SilverBow
SilverBow – La Mesa Wells
Other Operators

SBOW has drilled 31 of top 50 Eagle Ford gas wells

Source: RSEG/Enverus, Company data
Note: Western/Eastern Dry Gas Eagle Ford Wells: First 6 month cumulative gas production. Data as of 10/28/20

Strong Well Results Across Acreage Position

A	B	C
DVO 15,899 net acres 100% W.I. Liquids (%): 78%	La Salle Condensate 12,280 net acres (88% - 100%) W.I. Liquids (%): 57%	AWP 51,829 net acres 100% W.I. Liquids (%): 55%

Gas wells (red):

1. La Mesa — 6 Well Pad (La Mesa) — 30-day rate: 100 MMcf/d — 100% Gas
2. Rio Bravo — Single Well (Rio Bravo) — 30-day rate: 10.1 MMcf/d — 100% Gas
3. NMC — Single Well (Oro Grande) — 30-day rate: 11.2 MMcf/d — 100% Gas
4. Bracken — 2 Well Pad (AWP) — 30-day rate: 18.7 MMcfe/d — 87% Gas
5. GKT — 2 well pad (Uno Mas) — 30-day rate: 25.0 MMcfe/d — 97% Gas


A
B
C
D
E
F
Dimmit
La Salle
Live Oak
McMullen
Duval
Webb
0
12.5
25
50
Miles
N

Liquids wells (green):

1. Crisp — 3 Well Pad (Artesia) — 30-day rate: 2,582 Boe/d — 70% Liquids
2. Briggs — 3 Well Pad (Artesia) — 30-day rate: 2,930 Boe/d — 75% Liquids
3. Kuykendall — 3 Well Pad (AWP) — 30-day rate: 1,621 Boe/d — 89% Liquids
4. Discher — 2 Well Pad (AWP) — 30-day rate: 1,684 Boe/d — 74% Liquids
5. SMR — 3 Well Pad (AWP) — 30-day rate: 1,825 Boe/d — 90% Liquids

D	E	F
Webb County Gas 7,802 net acres (64% - 100%) W.I. Gas (%): 100%	Oro Grande 59,531 net acres 100% W.I. Gas (%): 100%	Uno Mas 12,122 net acres 100% W.I. Gas (%): 96%

Focused on creating value across the Western Eagle Ford

Note: Average working interest shown for each area. Numbers may not tie to overall acreage figure due to rounding

Wells Undamaged by Production Shut-ins

SBOW
LISTED
NYSE

Example of Eagle Ford Dry Gas Wells


(Mcf/d)
Choke/64"
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
60
50
40
30
20
10
0
-60 Days
Shut-In 48 Days
+60 Days
+120 Days
Gas Daily Rate (7 wells total)
Pre Shut-in Forecast
Avg. Choke Size

Example of Eagle Ford Oil Wells


(Bbls/d)
Choke/64"
1,600
1,400
1,200
1,000
800
600
400
200
0
60
50
40
30
20
10
0
-60 Days
Shut-In 33 Days
+60 Days
+120 days
Oil Daily Rate (3 wells total)
Pre Shut-in Forecast
Avg. Choke Size

Outperformance of Eagle Ford wells since they were brought back online

Webb County Gas Area – Average Production

SBOW
LISTED
NYSE

Commentary

- ~7,800 net acres across Webb County
- 84 future development locations(1) yielding > 35% ROR(2)
- Facilities and infrastructure are already in place
- Track record of cost efficiency and well performance
- 4Q20: Drill 9 wells; complete and bring online 3 wells
  - ~28 MMcf/d to be online late 4Q20
- FY21: Drill 12 wells and complete 15 wells
- La Mesa six-well pad produced 8.2 Bcf in the first 90 days with an average of 91 MMcf/d

Map Locator



La Mesa Lower
La Mesa Upper
Historical Wells
Webb
440'
210'
0
1.75
3.5
7
Miles

Daily Production(3)



La Mesa Lower
La Mesa Upper
Daily Production (MMcf)
20
15
10
5
0
0
50
100
150
200
250
300
350
Days On Production

Cumulative Production(3)



La Mesa Lower
La Mesa Upper
Cumulative Production (MMcf)
4,000
3,000
2,000
1,000
0
0
50
100
150
200
250
300
350
Days On Production

Note: Gross well counts

(1) Potential locations for Webb County Gas Area include Fasken, La Mesa and Rio Bravo

(2) Assumes $2.50/Mcf gas pricing

(3) Early flowback/cleanup production not shown (first 7 days)

Operational Execution – Drilling Metrics

SBOW LISTED NYSE


Drilling Cost Efficiencies
Cost per Lateral Ft. (1)
$362
$275
$198
2018
2019
2020


Drilling Faster
Lateral Ft Drilled per Day (2)
537
709
1,046
2018
2019
2020

Decrease in Drill Costs (2020 / 2018) **-45%**

Increase in Lateral Feet Drilled per Day (2020 / 2018) **+95%**

Note: For each time period, includes all wells whose rig release occurred during that quarter or year (as appropriate)
(1) Cost to drill per day, from spud to rig release
(2) Total lateral drilled per day, spud to rig release

Operational Execution – Completion Metrics

Completion Cost Efficiencies
Completion Costs ($MM) (1)


$5.1
$3.9
$3.6
2018
2019
2020

Completing Faster
Stages Completed per Day (2)


4.4
9.2
9.2
2018
2019
2020

Completing Faster
CLAT Completed per Day (3)


878
1,779
1,733
2018
2019
2020

More Proppant Per Day
Proppant Pump per Day (1000 #) (4)


2,312
4,548
4,876
2018
2019
2020

Decrease in Completion Cost (2020 / 2018)	-30%
Increase in Number of Stages per Day (2020 / 2018)	+110%
Increase in CLAT Completed per Day (2020 / 2018)	+97%
Increase in Total Proppant Pumped per Day (2020 / 2018)	+111%

(1) Costs includes toe prep, stimulation, drill-out, tubing install and flowback
(2) Stages completed per day per pad, frac start to frac end
(3) CLAT stimulated per day per pad
(4) Average amount of proppant pumped per day, per pad (thousand of #s pumped)

Review of Key Cost Reduction Initiatives

SBOW LISTED NYSE

Rightsizing Equipment	Repurposing Equipment	Expanding Compression	Reworking Contracts	Treating Optimization
Rightsizing compression and installing gas-lift buy back meters yielded monthly expense savings while increasing production	*On older wells, on site separators were replaced with "wet meters" and utilized on new wells*	*Installed low pressure lines and expanded compression*	*Renegotiated contracts and worked decommissioning options to eliminate assumed liabilities and monthly costs*	*Performed a commercial analysis of select chemical and equipment treating options*
MONTHLY SAVINGS	**UNIT SAVINGS**	**PRODUCTION UPLIFT**	**MONTHLY SAVINGS**	**MONTHLY SAVINGS**
$6,346 *+$52k/mo revenue*	**~$36k**	**130%** *15 Bbls/d & 1,500 Mcf/d*	**$300k**	**~$36k**
PAYOUT PERIOD	**PAYOUT PERIOD**	**PAYOUT PERIOD**	**PAYOUT PERIOD**	**PAYOUT PERIOD**
6.4mo	**Immediate**	**4mo**	**5.5mo**	**4mo**
Initial Investment $340k	*Initial Investment* $0	*Initial Investment* $344k	*Initial Investment* $1.7mm	*Initial Investment* $148k

Our strong culture enables our personnel to embrace the SilverBow framework and make smarter asset management decisions

Prioritizing health and safety and protecting our employees and contractors allows them to remain focused on creating value

SBOW LISTED NYSE

Track Record of Performance & Managing Cycles

Revenue


($MM)
($/Mcfe)
$100
$80
$60
$40
$20
$0
$4.75
$4.00
$3.25
$2.50
$1.75
$1.00
$73.1
$79.0
$83.4
$77.9
$66.0
$42.6
$53.6
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
Oil & Gas Sales
Hedges
Per Unit

LOE


($MM)
($/Mcfe)
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$5.2
$4.9
$5.6
$5.7
$5.8
$5.0
$5.2
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
LOE
Per Unit

Cash G&A, Net


($MM)
($/Mcfe)
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$4.6
$5.0
$4.5
$4.6
$4.7
$5.0
$4.8
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
Cash G&A
Per Unit

Adjusted EBITDA(1)


($MM)
($/Mcfe)
$75
$60
$45
$30
$15
$0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$53.7
$58.4
$62.9
$57.6
$46.0
$32.7
$45.1
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
Adj EBITDA
Per Unit

Efficient operations and low fixed costs contribute to SBOW's success

Note: 2Q20 and 3Q20 metrics reflect strategic curtailment and subsequent return to production

(1) Adjusted EBITDA includes proceeds from the amortization of previously unwound derivative contracts for 2Q20 and 3Q20

Built to Deliver Strong Margins at Low Prices

Corporate Cash Margin

($/Mcfe)


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.78
$3.70
$3.79
$3.62
$3.18
$3.30
$3.19
$2.34
$2.31
$2.44
$2.29
$1.82
$1.48
$1.71
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
Production Expenses
Cash G&A
Interest Expense
Hedged Revenue
Corporate Cash Margin

Cost efficiencies and prudent risk management support full-cycle profitability and returns

Note: Production Expenses include LOE, T&P and Production Taxes

Peer-Leading Metrics Compared to Gas Companies

SBOW
LISTED
NYSE

2020E EBITDA Margin(1)


100%
80%
60%
40%
20%
0%
Peer Group Avg. (Excl. SBOW): 49%
SBOW
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H

2020E FCF Yield(2)


100%
75%
50%
25%
-
(25%)
(50%)
(75%)
(100%)
Peer Group Avg. (Excl. SBOW): (7%)
SBOW
Peer E
Peer F
Peer B
Peer A
Peer D
Peer G
Peer H
Peer C

Financial and capital discipline drive peer-leading EBITDA margin and FCF yield

Source: FactSet, RSEG/Enverus. Company filings and press releases. Peers (in alphabetical order) include: Antero Resources, Cabot Oil & Gas, CNX Resources, Comstock Resources, EQT Corporation, Gulfport Energy, Range Resources, Southwestern Energy

(1) EBITDA Margin = 2020E EBITDA / 2020E Revenue. Consensus estimates of Revenue and EBITDA per FactSet as of 10/16/20

(2) FCF Yield = 2020E FCF / Market Cap as of 10/16/20. SBOW Free Cash Flow (FCF) per Company guidance. Peer FCF per 2Q20 Enverus report defined as EBITDA less capex less interest expense using pricing as of 10/16/20

SBOW LISTED NYSE

Financial Discipline is Integral to Strategy

- **Maintain strong balance sheet**
  - Active hedging program to protect returns and minimize downside exposure
  - Working capital management
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Monetize non-core assets to further streamline operations
  - Minimize borrowing costs and financial leakage
- **Disciplined capital allocation**
  - Align capital structure with business model
  - Acute focus on full-cycle returns
  - Strategic business planning across wide range of pricing and operational scenarios
- **Conservative leverage ratio**
  - Total Debt / LTM Adjusted EBITDA(2): 2.50x

Reduced RBL Borrowings



($MM)
$310
$270
$230
$190
$150
$290
$14
$29
($23)
$270
$7
$5
$5
$253
1Q20 RBL
▼ FCF
▼ Change in Cash
▲ Other
2Q20 RBL
▼ FCF
▼ Change in Cash
▼ Other
3Q20 RBL

Debt Maturity Schedule(1)



($MM)
$400
$300
$200
$100
$0
Undrawn
$253
Credit Facility
$200
Second Lien
2020
2021
2022
2023
2024
2025

Expect to continue generating meaningful free cash flow to reduce revolver borrowings

(1) Credit facility borrowings as of 9/30/20. Borrowing Base reflects $310 million as of 11/2/20

(2) LTM Adjusted EBITDA includes $15.8 million of proceeds from the amortization of previously unwound derivatives for period ending 3Q20. LTM Adjusted EBITDA for covenant compliance for 3Q20 = $181.4 million

SBOW
LISTED
NYSE

Active Hedging Program to Protects Returns

- **Manage commodity price risk through a disciplined risk management program**
  - Maintain a simple hedge portfolio comprised primarily of fixed price swaps and two-way collars
  - Manage potential downside risk to commodity prices while preserving upside optionality
    - Systematically add hedges on a rolling forward basis
  - Hedge volumes for 2021 cover 79% and 48% of expected oil and gas production, respectively

Oil Hedging[1]



(Bbls/d)
6,000
5,000
4,000
3,000
2,000
1,000
0
($/Bbl)
$55.00
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2020
2021
2022
Swaps
Collars
Wt Avg Price

Natural Gas Hedging



(Mcf/d)
120,000
100,000
80,000
60,000
40,000
20,000
0
($/MMBtu)
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2020
2021
2022
Swaps
Collars
Wt Avg Price

Poised to benefit from 2021 collars preserving upside exposure to gas prices

Note: Hedge portfolio as of 10/28/20. Wt Avg Price assumes ceiling price for collars. Refer to Hedging Summary for additional details
2021 percentage hedged represents percent of expected oil and gas production hedged based on full year 2020 production guidance held flat
(1) The above analysis assumes 1 Mcf equals 1 MMBtu

SilverBow's Navigation Framework

SBOW
LISTED
NYSE

Today's E&P Industry is…

Capital Intensive

Exposed to Uncertain Commodity Prices

Fragmented, Debt Burdened

To Succeed, SBOW Focuses on the Following Characteristics

Focus on Returns

- Aligning capital investment with commodity prices
- Increasing operational efficiencies and well performance
- Inventory of low-risk, high quality wells

Capital Discipline

- Capital spending within cash flow
- Flexible development program, minimal long-term commitments
- Aggressively managing cost structure

Single-Basin Approach

- Eagle Ford exposed to favorable Gulf Coast pricing vs. other basins
- In-depth focus on existing acreage block provides for low-cost structure and accretive A&D opportunities

Financial Discipline

- FCF target of ~$50 million for FY20
- Prioritization of debt paydown and liquidity management
- Emphasis on risk-mitigation through hedging program

Creating Significant Value for Shareholders

SilverBow's Value Proposition

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Balanced Commodity Mix

Inventory provides optionality in capital allocation based on prevailing commodity prices

Focus on Costs & Margins

Peer-leading cost structure with relentless focus on margins and capital efficiency

SilverBow RESOURCES®

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Consistently generate free cash flow with high margins and a leading cost profile



Appendix

Market Update: Natural Gas Fundamentals

SBOW LISTED NYSE

Key Highlights

- ~10% reduction in natural gas production exiting 2020 versus YE19
- Reduced oil targeted D&C activity driving decline in associated gas supply
- Natural gas companies holding production relatively flat to 2019 levels
- Rig count down ~70%, Frac Spread Count down ~85% from July 2019
- Current price environment does not incentivize adequate supply response to meet future demand

Natural Gas Futures Strip



($/MMBtu)
$3.60
$3.20
$2.80
$2.40
$2.00
$1.60
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
Oct-19
Feb-20
Apr-20
Jul-20
Oct-20

Frac Spread Count and Rig Count



1,200
1,000
800
600
400
200
0
7/5/19
8/5/19
9/5/19
10/5/19
11/5/19
12/5/19
1/5/20
2/5/20
3/5/20
4/5/20
5/5/20
6/5/20
7/5/20
Frac Spread Count
Rig Count

Dry Gas Shale Production



12%
15%
6%
3%
4%
4%
13%
32%
10%
Oil Weighted
Gas Weighted
Permian
Eagle Ford
Bakken
SCOOP/STACK
DJ / Niobrara
Haynesville
Marcellus
Utica
Other

Favorable fundamentals support a strengthening gas price environment in 2021

Source: Baker Hughes. EIA December 2019 Dry Gas Shale Production

2020 Guidance

SBOW LISTED NYSE

	4Q19	FY19	1Q20	2Q20	3Q20	GUIDANCE 4Q20	GUIDANCE FY20
Production Volumes:							
Oil (Bbls/d)	4,760	4,397	4,402	2,429	5,127	4,450 - 4,850	4,100 - 4,200
Gas (MMcf/d)	175	176	181	117	129	125 - 133	138 - 140
NGL (Bbls/d)	5,075	4,704	3,431	1,711	3,773	3,100 - 3,450	3,000 - 3,100
Total Reported Production (MMcfe/d)	**234**	**231**	**228**	**142**	**183**	170 - 183	181 - 184
% Gas	*75%*	*76%*	*79%*	*82%*	*71%*	*73%*	*76%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	($1.28)	$0.82	($0.92)	($3.98)	($3.45)	($5.00) - ($2.00)	NA
Natural Gas NYMEX Differential ($/Mcf)	($0.11)	$0.02	($0.04)	($0.01)	$0.00	($0.05) - ($0.01)	NA
Natural Gas Liquids (% of WTI)	26%	26%	27%	34%	31%	31% - 35%	NA
Costs & Expenses:							
Lease Operating Expenses ($/Mcfe)	$0.26	$0.25	$0.28	$0.39	$0.31	$0.32 - $0.36	$0.30 - $0.34
Transportation and Processing ($/Mcfe)	$0.33	$0.32	$0.32	$0.35	$0.30	$0.29 - $0.33	$0.30 - $0.34
Production Taxes (% of Revenue)	4.1%	4.8%	5.5%	8.2%	5.5%	5.2% - 5.8%	5.8% - 6.2%
Cash G&A ($MM)	$4.6	$18.7	$4.7	$5.0	$4.8	$4.4 - $4.8	$18.8 - $19.2

Increasing the midpoint of SBOW's FY20 production guidance with lower FY20 capex translates into FY20 free cash flow of ~$50 million

Note: Table represents as-reported figures

Capital Structure & Credit Profile

SBOW LISTED NYSE

- **Revolving Credit Facility (due 2022)**
  - $310 million borrowing base
  - $253 million outstanding
  - LIBOR + 2.75%-3.75%
  - 11 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA < 3.5x
- **Second Lien Facility (due 2024)**
  - $200 million outstanding
  - LIBOR + 7.50% with 1% LIBOR floor
  - December 2017 issuance
  - NC2, 102 in Year 3, 101 in Year 4 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA < 4.5x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 11.937 million shares as of 10/28/20

Capitalization(1)

($MM, except per unit amounts)

Share Price (10/28/20)	$4.75
Shares Outstanding (10/28/20)	11.937
Equity Market Capitalization	**$56.7**
Plus: Revolving Credit Facility	$253.0
Plus: Second Lien	200.0
Less: Cash and Cash Equivalents	1.1
Enterprise Value	**$508.6**

Valuation Statistics	*Metric*	*Multiple*
EV / LTM Adjusted EBITDA(3)	$181	2.80x
EV / Proved Reserves ($/Mcfe)(2)	1,420	$0.36
EV / 3Q20 Production ($/Mcfe/d)	183	$2,784

Credit Statistics	*Multiple*
Total Debt / LTM Adjusted EBITDA(3)	2.50x
Proved PV-10 / Total Debt(2)	2.15x
PDP PV-10 / Total Debt(2)	1.37x

Straightforward capital structure with improving metrics

(1) Cash and debt balance as of 9/30/20
(2) Reserves and PV-10 as of 12/31/19 using SEC pricing. Refer to Appendix for a reconciliation of PV-10 to Standardized Measure
(3) LTM Adjusted EBITDA includes $15.8 million of proceeds from the amortization of previously unwound derivatives for period ending 3Q20. LTM Adjusted EBITDA for covenant compliance for 3Q20 = $181.4 million

Hedging Summary

SBOW
LISTED
NYSE

Current Hedge Position(1)

	4Q 2020 (3 Months)	1Q 2021 (3 Months)	2Q 2021 (3 Months)	3Q 2021 (3 Months)	4Q 2021 (3 Months)	1Q 2022 (3 Months)	2Q 2022 (3 Months)	3Q 2022 (3 Months)
NYMEX HH GAS								
Swaps								
Gas (MMBtu)	7,817,000	2,398,078	832,255	330,000	290,000			
Wt Avg Price	$2.63	$2.74	$2.42	$2.62	$2.69			
Collars								
Gas (MMBtu)	920,000	7,027,800	4,546,000	4,665,175	4,391,000	4,415,000	4,200,000	920,000
Wt Avg Floor	$2.57	$2.53	$2.18	$2.02	$2.25	$2.50	$2.10	$2.35
Wt Avg Ceiling	$2.93	$3.33	$2.69	$2.65	$2.71	$3.35	$2.60	$2.65
Total (Swaps & Collars)								
Gas (MMBtu)	8,737,000	9,425,878	5,378,255	4,995,175	4,681,000	4,415,000	4,200,000	920,000
Wt Avg Price	$2.67	$3.18	$2.65	$2.65	$2.71	$3.35	$2.60	$2.65
NYMEX WTI OIL								
Swaps								
Oil (Bbl)	353,626	215,538	195,646	179,759	163,812	88,455		36,800
Wt Avg Price	$47.72	$51.93	$51.93	$51.19	$52.39	$36.79		$43.38
Collars								
Oil (Bbl)	115,000	155,475	116,980	90,620	84,640	40,500	115,850	
Wt Avg Floor	$31.00	$34.15	$34.33	$34.34	$34.70	$40.00	$39.25	
Wt Avg Ceiling	$36.15	$39.19	$40.30	$39.87	$41.01	$45.55	$46.20	
Total (Swaps & Collars)								
Oil (Bbl)	468,626	371,013	312,626	270,379	248,452	128,955	115,850	36,800
Wt Avg Price	$44.88	$46.59	$47.58	$47.39	$48.52	$39.54	$46.20	$43.38
Oil Basis								
Swaps								
MEH-WTI (Bbls)	465,275	373,750	329,150	262,200	241,500			
Wt Avg Price	$1.20	$1.19	$1.22	$1.27	$1.28			
Swaps								
CMA Roll (Bbls)	469,900	367,000	313,900	253,000	241,500			
Wt Avg Price	($0.02)	($0.40)	($0.37)	($0.34)	($0.33)			
Gas Basis								
Swaps								
HH-HSC (MMBtu)	11,868,000	9,900,000	10,010,000	10,120,000	10,120,000	1,800,000	1,820,000	1,840,000
Wt Avg Price	($0.04)	($0.02)	($0.02)	($0.02)	($0.02)	($0.08)	($0.08)	($0.08)

Note: Hedge portfolio as of 10/28/20. Wt Avg Price assumes ceiling price for collars

(1) The above analysis assumes 1 Mcf equals 1 MMBtu

Calculation of Adjusted EBITDA & Free Cash Flow

SBOW LISTED NYSE

($000s, except per unit metrics) (Unaudited)	2019		2020		
	4Q	FY	1Q	2Q	3Q
Net Income / (Loss)	$6,248	$114,656	($5,858)	($305,976)	($6,896)
Plus:					
DD&A	25,145	95,915	23,439	13,716	13,975
Accretion of ARO	73	329	86	88	90
Interest Expense	9,061	36,561	8,407	8,026	7,444
Impairment of Oil & Gas Properties	-	-	95,606	260,342	0
Derivative (Gain) / Loss	10,070	(24,242)	(88,287)	8,458	12,944
Derivative Cash Settlements	8,035	24,808	12,613	17,731	7,938
Income Tax Expense / (Benefit)	(2,117)	(21,582)	(1,241)	22,420	(572)
Non-cash Equity Compensation	1,057	6,148	1,260	1,176	1,066
Adjusted EBITDA	**$57,572**	**$232,593**	**$46,025**	**$25,981**	**$35,989**
Plus:					
Monetized Derivative Contracts	-	-	38,310	-	-
Cash Interest Expense, Net	(8,235)	(34,408)	(8,048)	(6,959)	(7,284)
Capital Expenditures[1]	(54,243)	(261,662)	(50,962)	(4,804)	(20,191)
Current Income Tax (Expense) / Benefit	(250)	(519)	176	(268)	572
Free Cash Flow	**($5,156)**	**($63,996)**	**$25,501**	**$13,950**	**$9,086**
Adjusted EBITDA	**$57,572**	**$232,593**	**$46,025**	**$25,981**	**$35,989**
Amortization of Derivative Contracts	-	-	-	6,737	9,099
Adjusted EBITDA for Leverage Ratio[2]	**$57,572**	**$232,593**	**$46,025**	**$32,718**	**$45,088**

Note: Table represents as-reported figures

(1) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

(2) Adjusted EBITDA for Leverage Ratio includes $9.1 million of proceeds from the amortization of previously unwound derivative contracts for 3Q20. Adjusted EBITDA for covenant compliance for the 12 months ended 9/30/20 is $181.4 million

Reconciliation of PV-10 to Standardized Measure

SBOW LISTED NYSE

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2019, is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2019 average adjusted prices after differentials were $2.62 per Mcf of natural gas, $58.37 per barrel of oil and $16.83 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2019)	**2019**
Standardized Measure of Discounted Future Net Cash Flows	$868
Future Income Taxes (Discounted at 10%)	108
SEC PV-10 Value	**$976**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SBOWay

ONE TEAM

UNLEASH POTENTIAL

DRIVE VALUE

LEAD THE WAY

SAFETY STRONG

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

SilverBow RESOURCES®